SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 17, 2001
                                                           ------------




                           RHBT Financial Corporation
     ----------------------------------------------------------------------
                            (Exact name of registrant
                          as specified in its charter)




  South Carolina              000-26905              58-2382426
--------------------------------------------------------------------------------
    (State or other         (Commission           (I.R.S. Employer
    jurisdiction of         File Number)           Identification No.)
    incorporation)




      315 East Main Street, P.O. Box 12037, Rock Hill, South Carolina 29731
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (803) 324-2500
                                                            --------------




                                 Not Applicable
                          ---------------------------
          (Former name or former address, if changed since lastreport.)

Item 5.  Other Events.

         On May 17, 2001, we issued a press release announcing the resignation of J.A. Ferguson, Jr. as President and Chief Executive Officer of RHBT Financial Corporation and our subsidiary, Rock Hill Bank & Trust. We also announced the appointment of Herman E. Honeycutt as Chief Executive Officer of RHBT Financial Corporation and Rock Hill Bank & Trust and C. Robert Herron as President and Chief Operating Officer of Rock Hill Bank & Trust. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

            Exhibit No.               Description
            ----------                -----------

                99.1                  Press release issued May 17, 2001

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 RHBT FINANCIAL CORPORATION



                                 By:  /s/ Herman E. Honeycutt
                                    --------------------------------------------
                                          Herman E. Honeycutt,
                                            Chief Executive Officer

Dated: May 18, 2001

                                  Exhibit Index


         Exhibit No.            Description
         -----------            -----------
             99.1               Press release issued May 17, 2001